Exhibit 99.1
Wachovia Real Estate Securities Conference December 5, 2006

Developers Diversified (NYSE: DDR) Large and growing retail shopping center platform Outstanding financial performance Largest landlord to leading U.S. retailers Excellence in design, retail mix and tenant relations The leading owner, developer and manager of market-dominant community shopping centers

4Q02 4Q03 4Q04 4Q05 Post IRRETI Merger Total Franchise Value 5 7.7 11.4 13.9 21.8 Number of Properties 286 362 458 496 809 Successful financing, execution and integration of large portfolio acquisitions is a core competency 58 MSF $5.0B TFV 83 MSF $7.6B TFV 103 MSF $11.4B TFV 113 MSF $13.9B TFV Total Franchise Value ($ Billions) Number of Properties Caribbean Property Group Mervyns Benderson Development JDN Realty March 2003 $1.0 Billion 81 Properties 15MSF 21 Developments 162 MSF $21.8B TFV Sonae Sierra Brazil May-Dec. 2004 $2.3 Billion 107 Properties 18 MSF January 2005 $1.2 Billion 15 Properties 5 MSF September 2005 $396 Million 36 Properties 3 MSF October 2006 $150 Million 9 Properties 3 MSF Inland Retail Real Estate Trust, Inc. 1Q07 $6.2 Billion 307 Properties 44 MSF

In retail, bigger is better

Why scale matters . . . Leasing: Market dominance and leasing volume enhance tenant relationships Development/Redevelopment: Broad market presence enhances ability to source new opportunities Operations: Existing national platform lends itself to greater efficiency Personnel: Ability to offer diverse challenges to employees attracts and develops tomorrow's managers

Investment Strategy Leverage unique market position and core competencies . . . to produce superior returns

Investment Strategy Invest in high-quality, market-dominant real estate Create value through aggressive asset management Generate outstanding ROEs through fee streams and promotes Leverage proprietary tenant relationships Achieve significant operating economies of scale

Investment Strategy on a Global Scale Leverage unique market position and core competencies . . . to capitalize on consumer preferences and retail trends that transcend national boundaries

Investment Strategy on a Global Scale Market position / Core Competencies Market dominance creates "first look" opportunities International retail relationships facilitate tenant expansion In-house development expertise has international applications Consumer Preferences / Retail Trends Consumption-oriented middle class Desire for value and convenience Brand affinity

Why invest in Inland Retail Real Estate, Inc.?

Portfolio: 307 properties (43.6 msf) Excellent physical condition (average age ~7 years) Compelling population growth demographics due to Southeast U.S. geographic concentration Key markets: Atlanta, Charlotte, Miami, Orlando Dominant tenants in key retail categories in the Southeast Top tenants (units): Transaction Overview Target (27) Walmart/Sam's (19) Publix (53) Lowe's (13) Kroger (24) Home Depot (12) Create shareholder value through accretive acquisition of institutional quality retail portfolio

Drive occupancy and rents Increase operating expense recoveries Develop ancillary income program Create property management efficiencies (marketing, procurement, insurance) Identify development / redevelopment opportunities Complete existing development pipeline (5 projects - $170 million) Transaction Overview Create shareholder value through proactive asset management

Transaction Update Total Consideration: $6.2 billion TIAA-CREF/Developers Diversified JV: $3.0 billion Unsecured Bridge Financing (L+75 bps): $3.1 billion (Wholly owned & JV) Anticipated Closing: Mid/Late 1Q07

TIAA-CREF Joint Venture Create shareholder value through infinite-life fee stream and promote Acquisition $7,545 0.25% of TIAA's 85% share of JV gross asset value Property Management $10,313 4% of total revenues Asset Management $3,097 25 bps on invested equity Leasing Commissions $2,612 Market rate; Estimates based on $2.00 psf fee, 7.5% sf rolling each year Development / Variable 5% of total construction costs, excluding land Promote N/A 20% over 10% leveraged IRR 2007 Est. Amt Paid to DDR Fee Type Calculation Tenant Construction (ex. Development/T.C.) Total $23,567 (Variable)

Total Consideration: $3.02 billion Debt (60% LTV) New Unsecured Bridge Financing (L+75 bps) $1.45 Assumed Secured Debt (5.6%) 0.36 Subtotal $1.81 billion Equity TIAA-CREF (85%) $1.03 Developers Diversified (15%) 0.18 Subtotal $1.21 billion TIAA-CREF Joint Venture Capital Structure

Offshore Investment Strategy Creation of in-house international division underscores volume of potential opportunities What do we look for? Strong JV partner JV structure that utilizes skill set and mitigates investment risk Appropriate market pricing / market risk balance Opportunity to be a local market leader

Why Puerto Rico? Why Brazil? Market Characteristics Favorable economic, demographic and consumer trends Consumer-driven economy fueled by growing middle class Under-stored retail environment Anticipated cap rate compression as market evolves Investment Characteristics Leading position in local market Opportunity to create value through real estate core competencies Opportunity to expand tenant relationships

Developers Diversified Capital Allocation . . . Where do we go from here? IRRETI acquisition represents firm-changing opportunity Growing development pipeline remains a primary focus Prudent evaluation of international investment expands external growth options Development & growth of human capital grooms tomorrow's leaders

Safe Harbor Statement Developers Diversified considers portions of this information to be "forward-looking" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Developers Diversified, IRRETI and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the shareholders of IRRETI, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company's filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. Such forward- looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Developers Diversified, IRRETI and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the shareholders of IRRETI, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company's filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. For more details on the risk factors, please refer to the Company's Form on 10-K as of December 31, 2005.

Additional Information and Where to Find It This press release does not constitute an offer of any securities for sale. In connection with the proposed transaction, Developers Diversified and IRRETI expect to file a proxy statement/ prospectus as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about Developers Diversified and IRRETI and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by Developers Diversified and IRRETI with the SEC at the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from Developers Diversified and IRRETI by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger. Developers Diversified and IRRETI and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IRRETI in connection with the merger. Information about Developers Diversified and its directors and executive officers, and their ownership of IRRETI securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Developers Diversified, which was filed with the SEC on April 3, 2006. Information about IRRETI and its directors and executive officers, and their ownership of IRRETI securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of IRRETI, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available. As a result of this transaction, IRRETI does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.

DEVELOPERS DIVERSIFIED REALITY